VOID AFTER , 2002

         STOCK PURCHASE WARRANT CERTIFICATE FOR PURCHASE OF COMMON STOCK

NUMBER                                                          CLASS A WARRANTS
WA

                         AMERICA FIRST ASSOCIATES CORP.

                                                                     CUSIP


THIS CERTIFIES THAT, FOR VALUE RECEIVED






or registered assigns (the "Registered Holder") is the owner of the number of Class A Redeemable Common Stock Purchase Warrants ("Warrants") specified above. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and nonassessable share of Common Stock, $.001 par value ("Common Stock"), of AMERICA FIRST ASSOCIATES CORP., a Delaware corporation (the "Company"), at any time after _________________, 2001 and the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Subscription Form on the reverse hereof duly executed, at the corporate office of Continental Stock Transfer and Trust Company, as Warrant Agent, or its successor (the "Warrant Agent"), accompanied by payment of $1.00, times the number of warrants exercised (the "Purchase Price"), in lawful money of the United States of America in cash or by official bank or certified check made payable to America First Associates Corp.

     This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement") dated ________________, 1999, by and between the Company and the Warrant Agent.

     In the event of certain contingencies provided for in the Warrant Agreement, the Purchase Price and/or the number of shares of Common Stock subject to purchase upon the exercise of each Warrant represented hereby are subject to modifications or adjustment.

     Each warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional shares of Common Stock will be issued. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Warrants.

     The term "Expiration Date" shall mean 5:00 p.m. (New York time) on ____________, 2001, or such earlier date as the Warrants shall be redeemed. If such date shall in the State of New York be a holiday or a day on which the banks are authorized to close, then the Expiration Date shall mean 5:00 p.m. (New York time) the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

     The Company shall not be obligated to deliver any securities pursuant to the exercise of this Warrant unless a registration statement under the Securities Act of 1933, as amended, with respect to such securities is effective. The Company has covenanted and agreed that it will file a registration statement and will use its best efforts to cause the same to become effective and to keep such registration statement current while any of the Warrants are outstanding and the exercise price of the Warrants is less than the market price of the Common Stock. This Warrant shall not be exercisable by a Registered Holder in any state where such exercise would be unlawful.

     This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Warrant Agent, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrants, each of such new Warrant Certificates to represent such number of Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment with any transfer fee in addition to any tax or other governmental charge imposed in connection therewith, for registration of transfer of this Warrant Certificate at such office, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.

     Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

     Prior to due presentment for registration of transfer hereof, the Company and the Warrant Agent may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary.

     This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

     This Warrant Certificate is not valid unless countersigned by the Warrant Agent.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.


Date:


AMERICA FIRST ASSOCIATES CORP.
CORPORATE SEAL
DELAWARE 1995


PRESIDENT                                       CHIEF EXECUTIVE OFFICER


                                                    [LANDSCAPED]

                                     COUNTERSIGNED:
                                     CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                     AS WARRANT AGENT



                                                    By: /s/ Joseph Ricupero
                                                        ------------------------
                                                        Joseph Ricupero
                                                        AUTHORIZED OFFICER


                               (SEE REVERSE SIDE)

                               SUBSCRIPTION FORM

     To Be Executed by the Registered Holder in Order to Exercise Warrants.

     THE UNDERSIGNED REGISTERED HOLDER hereby irrevocably elects to exercise ________________________ Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the name of

            ---------------------------------------------------------
                     (please insert taxpayer identification
                          or other identyifying number)

and be delivered to
            ---------------------------------------------------------

            ---------------------------------------------------------

            ---------------------------------------------------------

            ---------------------------------------------------------
                     (please print or type name and address)

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of; and delivered to, the Registered Holder at the address stated below.

            ---------------------------------------------------------

            ---------------------------------------------------------

            ---------------------------------------------------------
                                    (Address)

            ---------------------------------------------------------
                                     (Date)

            ---------------------------------------------------------
                        (Taxpayer Identification Number)

                              SIGNATURE GUARANTEED

      To Be Executed by the Registered Holder in Order to Assign Warrants

FOR VALUE RECEIVED, hereby sells, assigns and transfer unto

            ---------------------------------------------------------
                     (please insert taxpayer identification
                          or other identying number

            ---------------------------------------------------------

            ---------------------------------------------------------

            ---------------------------------------------------------

            ---------------------------------------------------------
                     (please print or type name and address)

of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints

----------------------------------------------------Attorney
to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

           ---------------------------------------------------------
                                     (Date)


                              SIGNATURE GUARANTEED

THE SIGNATURE TO THIS ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE.

                           VOID AFTER             , 2002

         STOCK PURCHASE WARRANT CERTIFICATE FOR PURCHASE OF COMMON STOCK

NUMBER                                                          CLASS B WARRANTS
WB

                         AMERICA FIRST ASSOCIATES CORP.

                                                                     CUSIP


THIS CERTIFIES THAT, FOR VALUE RECEIVED






or registered assigns (the "Registered Holder") is the owner of the number of Class B Redeemable Common Stock Purchase Warrants ("Warrants") specified above. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and nonassessable share of Common Stock, $.001 par value ("Common Stock"), of AMERICA FIRST ASSOCIATES CORP., a Delaware corporation (the "Company"), at any time after _________________, 2001 and the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Subscription Form on the reverse hereof duly executed, at the corporate office of Continental Stock Transfer and Trust Company, as Warrant Agent, or its successor (the "Warrant Agent"), accompanied by payment of $2.50, times the number of warrants exercised (the "Purchase Price"), in lawful money of the United States of America in cash or by official bank or certified check made payable to America First Associates Corp.

     This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement") dated ________________, 1999, by and between the Company and the Warrant Agent.

     In the event of certain contingencies provided for in the Warrant Agreement, the Purchase Price and/or the number of shares of Common Stock subject to purchase upon the exercise of each Warrant represented hereby are subject to modifications or adjustment.

     Each warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional shares of Common Stock will be issued. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Warrants.

     The term "Expiration Date" shall mean 5:00 p.m. (New York time) on ____________, 2001, or such earlier date as the Warrants shall be redeemed. If such date shall in the State of New York be a holiday or a day on which the banks are authorized to close, then the Expiration Date shall mean 5:00 p.m. (New York time) the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

     The Company shall not be obligated to deliver any securities pursuant to the exercise of this Warrant unless a registration statement under the Securities Act of 1933, as amended, with respect to such securities is effective. The Company has covenanted and agreed that it will file a registration statement and will use its best efforts to cause the same to become effective and to keep such registration statement current while any of the Warrants are outstanding and the exercise price of the Warrants is less than the market price of the Common Stock. This Warrant shall not be exercisable by a Registered Holder in any state where such exercise would be unlawful.

     This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Warrant Agent, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrants, each of such new Warrant Certificates to represent such number of Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment with any transfer fee in addition to any tax or other governmental charge imposed in connection therewith, for registration of transfer of this Warrant Certificate at such office, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.

     Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

     Prior to due presentment for registration of transfer hereof, the Company and the Warrant Agent may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary.

     This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

     This Warrant Certificate is not valid unless countersigned by the Warrant Agent.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.


Date:


AMERICA FIRST ASSOCIATES CORP.
CORPORATE SEAL
DELAWARE 1995


PRESIDENT                                       CHIEF EXECUTIVE OFFICER


                                                    [LANDSCAPED]

                                     COUNTERSIGNED:
                                     CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                     AS WARRANT AGENT



                                                    By: /s/ Joseph Ricupero
                                                        ------------------------
                                                        Joseph Ricupero
                                                        AUTHORIZED OFFICER


                               (SEE REVERSE SIDE)

                               SUBSCRIPTION FORM

     To Be Executed by the Registered Holder in Order to Exercise Warrants.

     THE UNDERSIGNED REGISTERED HOLDER hereby irrevocably elects to exercise ________________________ Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the name of

            ---------------------------------------------------------
                     (please insert taxpayer identification
                          or other identyifying number)

and be delivered to
            ---------------------------------------------------------

            ---------------------------------------------------------

            ---------------------------------------------------------

            ---------------------------------------------------------
                     (please print or type name and address)

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of; and delivered to, the Registered Holder at the address stated below.

            ---------------------------------------------------------

            ---------------------------------------------------------

            ---------------------------------------------------------
                                    (Address)

            ---------------------------------------------------------
                                     (Date)

            ---------------------------------------------------------
                        (Taxpayer Identification Number)

                              SIGNATURE GUARANTEED

      To Be Executed by the Registered Holder in Order to Assign Warrants

FOR VALUE RECEIVED, hereby sells, assigns and transfer unto

            ---------------------------------------------------------
                     (please insert taxpayer identification
                          or other identying number

            ---------------------------------------------------------

            ---------------------------------------------------------

            ---------------------------------------------------------

            ---------------------------------------------------------
                     (please print or type name and address)

of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints

----------------------------------------------------Attorney
to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

           ---------------------------------------------------------
                                     (Date)


                              SIGNATURE GUARANTEED

THE SIGNATURE TO THIS ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE.

                                VOID AFTER , 2002

         STOCK PURCHASE WARRANT CERTIFICATE FOR PURCHASE OF COMMON STOCK

NUMBER                                                          CLASS C WARRANTS
WC

                         AMERICA FIRST ASSOCIATES CORP.

                                                                      CUSIP


THIS CERTIFIES THAT, FOR VALUE RECEIVED






or registered assigns (the "Registered Holder") is the owner of the number of Class C Redeemable Common Stock Purchase Warrants ("Warrants") specified above. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and nonassessable share of Common Stock, $.001 par value ("Common Stock"), of AMERICA FIRST ASSOCIATES CORP., a Delaware corporation (the "Company"), at any time after _________________, 2001 and the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Subscription Form on the reverse hereof duly executed, at the corporate office of Continental Stock Transfer and Trust Company, as Warrant Agent, or its successor (the "Warrant Agent"), accompanied by payment of $5.00, times the number of warrants exercised (the "Purchase Price"), in lawful money of the United States of America in cash or by official bank or certified check made payable to America First Associates Corp.

     This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement") dated ________________, 1999, by and between the Company and the Warrant Agent.

     In the event of certain contingencies provided for in the Warrant Agreement, the Purchase Price and/or the number of shares of Common Stock subject to purchase upon the exercise of each Warrant represented hereby are subject to modifications or adjustment.

     Each warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional shares of Common Stock will be issued. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Warrants.

     The term "Expiration Date" shall mean 5:00 p.m. (New York time) on ____________, 2001, or such earlier date as the Warrants shall be redeemed. If such date shall in the State of New York be a holiday or a day on which the banks are authorized to close, then the Expiration Date shall mean 5:00 p.m. (New York time) the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

     The Company shall not be obligated to deliver any securities pursuant to the exercise of this Warrant unless a registration statement under the Securities Act of 1933, as amended, with respect to such securities is effective. The Company has covenanted and agreed that it will file a registration statement and will use its best efforts to cause the same to become effective and to keep such registration statement current while any of the Warrants are outstanding and the exercise price of the Warrants is less than the market price of the Common Stock. This Warrant shall not be exercisable by a Registered Holder in any state where such exercise would be unlawful.

     This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Warrant Agent, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrants, each of such new Warrant Certificates to represent such number of Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment with any transfer fee in addition to any tax or other governmental charge imposed in connection therewith, for registration of transfer of this Warrant Certificate at such office, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.

     Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

     Prior to due presentment for registration of transfer hereof, the Company and the Warrant Agent may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary.

     This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

     This Warrant Certificate is not valid unless countersigned by the Warrant Agent.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.


Date:


AMERICA FIRST ASSOCIATES CORP.
CORPORATE SEAL
DELAWARE 1995


PRESIDENT                                       CHIEF EXECUTIVE OFFICER


                                                    [LANDSCAPED]

                                     COUNTERSIGNED:
                                     CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                     AS WARRANT AGENT



                                                    By: /s/ Joseph Ricupero
                                                        ------------------------
                                                        Joseph Ricupero
                                                        AUTHORIZED OFFICER


                               (SEE REVERSE SIDE)

                               SUBSCRIPTION FORM

     To Be Executed by the Registered Holder in Order to Exercise Warrants.

     THE UNDERSIGNED REGISTERED HOLDER hereby irrevocably elects to exercise ________________________ Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the name of

            ---------------------------------------------------------
                     (please insert taxpayer identification
                          or other identyifying number)

and be delivered to
            ---------------------------------------------------------

            ---------------------------------------------------------

            ---------------------------------------------------------

            ---------------------------------------------------------
                     (please print or type name and address)

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of; and delivered to, the Registered Holder at the address stated below.

            ---------------------------------------------------------

            ---------------------------------------------------------

            ---------------------------------------------------------
                                    (Address)

            ---------------------------------------------------------
                                     (Date)

            ---------------------------------------------------------
                        (Taxpayer Identification Number)

                              SIGNATURE GUARANTEED

      To Be Executed by the Registered Holder in Order to Assign Warrants

FOR VALUE RECEIVED, hereby sells, assigns and transfer unto

            ---------------------------------------------------------
                     (please insert taxpayer identification
                          or other identying number

            ---------------------------------------------------------

            ---------------------------------------------------------

            ---------------------------------------------------------

            ---------------------------------------------------------
                     (please print or type name and address)

of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints

----------------------------------------------------Attorney
to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

           ---------------------------------------------------------
                                     (Date)


                              SIGNATURE GUARANTEED

THE SIGNATURE TO THIS ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE.